Exhibit 99.1

CHC HELICOPTER POSTS STRONG EBITDAR GROWTH IN FY13 FOURTH QUARTER

•	Q4 Revenue Down Slightly; EBITDAR Up for Ninth Straight Quarter

•	Full-Year Fiscal-2013 Revenue of $1.74 Billion is CHC’s Highest Ever

•	Company Reaping Benefits of Improving Capability, Efficiency

June 26, 2013 – Vancouver, British Columbia, Canada – CHC Helicopter’s ongoing transformation produced improved operating margins in its fiscal fourth-quarter 2013, resulting in strong earnings growth despite a slight revenue decline.

Revenue for Q4, which ended April 30, was $439 million, 3 percent lower than the same quarter a year ago. The company reported a net loss of $29 million, which was lower than a $48 million loss in the previous fourth quarter. Adjusted net earnings for the period was $2 million, compared with a quarterly adjusted net loss of $61 million a year ago.

CHC’s EBITDAR – earnings before interest, taxes, depreciation, amortization and aircraft rental costs, its primary gauge of operational profitability – was $137 million, 23 percent higher, reflecting improved pricing discipline and efficiency. EBITDA was $85 million, an increase of 34 percent.

For the full fiscal year, EBITDAR and EBITDA also grew faster than revenue. EBITDAR rose 15 percent and EBITDA 16 percent, while revenue was up 3 percent, to $1.74 billion. A fiscal-2013 adjusted net loss of $59 million was better than adjusted net loss of $88 million for fiscal 2012.

	Fourth Quarter			Fiscal Year
(in millions)	FY13	FY12	Change(ii)	FY13	FY12	Change(ii)
Revenue	$439	$453	-3%	$1,744	$1,693	3%
Net Loss	($29)	($48)	40%	($116)	($95)	-22%
EBITDAR(i)	$137	$111	23%	$485	$421	15%
EBITDA(i)	$85	$64	34%	$283	$244	16%
Adjusted Net Earnings (Loss) (i)	$2	($61)	N/A	($59)	($88)	33%

(i)	See reconciliation to GAAP measures below.
(ii)	All growth rates in this release are year-over-year unless otherwise noted.

According to CHC President and Chief Executive Officer William Amelio, the company is benefiting from a range of initiatives to enhance tools, systems and processes, and improve execution.

“We are enhancing our capability, efficiency and culture,” said Mr. Amelio, “Together those improvements are creating great service and value for customers, operating and competitive advantages for CHC, and enhanced safety for all of us.”

Helicopter Services (flying):

•

Higher flying-services revenue included double-digit growth in Norway and the United Kingdom, where most bases are located for the rich North Sea oil-and-gas reserves, and Brazil, a large and rapidly expanding source for the global O&G industry.

•	Helicopter Services EBITDAR was up 28 percent.

•	During the quarter, CHC won 10 new contracts and bid on two dozen additional tenders that have yet to be awarded – the latter worth a combined $1.1 billion in multiyear revenue.

•

The company is well along in preparing for the return of its Eurocopter 225 helicopters to full commercial service, following an industrywide suspension last October of most flights using the aircraft. Resumption of full service requires certain regulatory approvals.

Heli-One (MRO):

•

Q4 external revenue for CHC’s helicopter maintenance, repair and overhaul (MRO) business was down 30 percent. EBITDAR was also down year-over-year, but at a rate nearly one-half the revenue decline, as Heli-One further streamlined its operations through Lean and other initiatives.

•	Over the course of fiscal 2013, the company increased its MRO sales backlog – revenue that is expected to be recognized as contracted services are delivered over time – to a record $300 million.

CHC Helicopter is a leader in enabling customers to go further, do more and come home safely, including oil and gas companies, government search-and-rescue agencies and organizations requiring helicopter maintenance, repair and overhaul services through the Heli-One division. The company is headquartered in Vancouver and operates more than 240 aircraft in about 30 countries around the world.

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Segment Performance

(Expressed in thousands of United States dollars)

Segment Third Party Revenue

	For the three months ended April 30,		For the year ended April 30,
	2013	2012	2013	2012
Helicopter Services	395,212	390,185	1,603,403	1,526,060
MRO	43,941	62,772	140,444	166,479
Corporate and Other	—	—	—	—

Consolidated totals	$439,153	$452,957	$1,743,847	$1,692,539

EBITDAR and EBITDA Summary

	For the three months ended April 30,		For the year ended April 30,
	2013	2012	2013	2012
Helicopter Services	125,548	98,367	469,651	400,729
MRO	30,389	37,043	91,700	96,020
Corporate and Other	(17,692)	(21,582)	(73,802)	(69,065)
Eliminations	(1,115)	(2,603)	(2,887)	(7,106)

Consolidated EBITDAR (i)	137,130	111,225	484,662	420,578
Less: aircraft lease and associated costs	(52,346)	(47,717)	(201,736)	(176,685)

Consolidated EBITDA (i)	$84,784	$63,508	$282,926	$243,893

(i)	See reconciliations to GAAP measures below.

Consolidated Statement of Earnings

(Expressed in thousands of United States dollars)

	For the three months ended		For the year ended
	April 30, 2013	April 30, 2012	April 30, 2013	April 30, 2012
Revenue	$439,153	$452,957	$1,743,847	$1,692,539

Operating Expenses
Direct costs	(338,708)	(369,069)	(1,391,837)	(1,382,425)
Earnings from equity accounted investees	2,031	1,202	4,718	2,844
General and administration costs	(17,692)	(21,582)	(73,802)	(69,065)
Depreciation	(47,280)	(32,076)	(131,926)	(112,967)
Restructuring costs	(2,359)	(6,899)	(10,976)	(22,511)
Asset impairments	(5,763)	(1,988)	(29,923)	(17,415)
Gain (loss) on disposal of assets	(6,464)	5,223	(15,483)	8,169

	(416,235)	(425,189)	(1,649,229)	(1,593,370)

Operating income	22,918	27,768	94,618	99,169

Interest on long-term debt	(33,250)	(27,322)	(127,199)	(116,578)
Foreign exchange gain (loss)	(18,395)	9,593	(11,380)	1,795
Other financing income (charges)	3,710	(1,045)	(18,755)	(15,062)

Earnings (loss) from continuing operations before tax	(25,017)	8,994	(62,716)	(30,676)

Income tax expense	(3,835)	(50,099)	(54,441)	(48,217)

Loss from continuing operations	(28,852)	(41,105)	(117,157)	(78,893)

Earnings (loss) from discontinued operations, net of tax	1	(6,579)	1,025	(16,107)

Net loss	($28,851)	($47,684)	($116,132)	($95,000)

Net earnings (loss) attributable to:

Controlling interest	$(34,723)	$(49,304)	$(119,079)	$(107,422)
Non-controlling interest	5,872	1,620	2,947	12,422

Net loss	($28,851)	($47,684)	($116,132)	($95,000)

Consolidated Statement of Cash Flows

(Expressed in thousands of United States dollars)

	For the three months ended		For the year ended
	April 30, 2013	April 30, 2012	April 30, 2013	April 30, 2012
Cash provided by (used in):
Operating activities:
Net loss	$(28,851)	$(47,684)	$(116,132)	$(95,000)
Earnings (loss) from discontinued operations, net of tax	1	(6,579)	1,025	(16,107)

Loss from continuing operations	(28,852)	(41,105)	(117,157)	(78,893)
Adjustments to reconcile net loss to cash flows provided by (used in) operating activities:

Depreciation	47,280	32,076	131,926	112,967
Loss (gain) on disposal of assets	6,464	(5,223)	15,483	(8,169)
Asset impairments	5,763	1,988	29,923	17,415
Non-cash financing costs (recovery)	113	65	159	(1,810)
Earnings from equity accounted investees	(2,031)	(1,202)	(4,718)	(2,844)
Deferred income taxes	(2,358)	41,280	20,586	32,172
Pension contributions net of pension expense	(10,337)	(2,137)	(39,275)	(28,907)
Decrease (increase) to deferred lease financing costs	(1,325)	1,699	(4,076)	(6,981)
Foreign exchange loss (gain)	8,590	(5,935)	6,694	3,415
Other	3,397	3,209	7,369	(138)
Decrease in cash resulting from changes in operating assets and liabilities	(1,184)	(8,864)	(47,677)	(22,626)

Cash provided by (used in) operating activities	25,520	15,851	(763)	15,601

Financing activities:
Sold interest in accounts receivable, net of collections	13,283	(15,454)	7,262	27,203
Net proceeds from issuance of capital stock	24,922	20,000	24,922	100,000
Proceeds from issuance of senior secured notes	—	—	202,000	—
Long-term debt proceeds	356,296	267,853	1,168,745	867,853
Long-term debt repayments	(360,441)	(221,065)	(1,178,035)	(786,808)
Increase in deferred financing costs related to the notes	(178)	(1,033)	(3,971)	(1,033)

Cash provided by financing activities	33,882	50,301	220,923	207,215

Investing activities:
Property and equipment additions	(109,321)	(123,576)	(427,879)	(376,624)
Proceeds from disposal of property and equipment	145,445	53,021	353,341	218,259
Aircraft deposits, net of lease inception refunds	(22,158)	12,053	(71,675)	(47,307)
Restricted cash	(8,160)	(157)	(5,753)	(13,135)
Distribution from equity investments	1,304	198	2,049	1,134

Cash provided by (used in) investing activities	7,110	(58,461)	(149,917)	(217,673)

Cash provided by continuing operations	66,512	7,691	70,243	5,143

Cash flows provided by (used in) discontinued operations:
Cash flows provided by operating activities	1	3,935	1,025	2,240
Cash flows used in financing activities	(1)	(3,935)	(1,025)	(2,240)

Cash provided by (used in) discontinued operations	—	—	—	—

Effect of exchange rate changes on cash and cash equivalents	(2,118)	1,182	(2,076)	(18,517)

Change in cash and cash equivalents during the period	64,394	8,873	68,167	(13,374)

Cash and cash equivalents, beginning of period	59,320	46,674	55,547	68,921

Cash and cash equivalents, end of period	$123,714	$55,547	$123,714	$55,547

Consolidated Balance Sheets

(Expressed in thousands of United States dollars)

	April 30, 2013	April 30, 2012
Assets

Current Assets:
Cash and cash equivalents	$123,714	$55,547
Receivables, net of allowance for doubtful accounts	322,396	266,115
Income taxes receivable	25,871	20,747
Deferred income tax assets	49	8,542
Inventories	105,794	90,013
Prepaid expenses	22,219	21,183
Other assets	50,936	33,195

	650,979	495,342

Property and equipment, net	1,075,254	1,026,860
Investments	26,896	24,226
Intangible assets	197,810	217,890
Goodwill	430,462	433,811
Restricted cash	29,639	25,994
Other assets	438,777	363,103
Deferred income tax assets	10,752	48,943
Assets held for sale	32,047	79,813

	$2,892,616	$2,715,982

Liabilities and Shareholder’s Equity

Current Liabilities:
Payables and accruals	$419,179	$363,064
Deferred revenue	27,652	23,737
Income taxes payable	47,987	43,581
Deferred income tax liabilities	618	11,729
Current facility secured by accounts receivable	53,512	45,566
Other liabilities	22,791	23,648
Current portion of long-term debt	2,138	17,701

	573,877	529,026

Long-term debt obligations	1,475,087	1,269,379
Deferred revenue	55,990	43,517
Other liabilities	246,455	191,521
Deferred income tax liabilities	10,627	20,072

Total liabilities	2,362,036	2,053,515

Redeemable non-controlling interests	(8,262)	1,675
Capital stock: Par value 1 Euro;
Authorized and issued:
1,228,377,771 and 1,228,377,770, respectively	1,607,101	1,607,101
Contributed surplus	80,686	55,318
Deficit	(1,059,110)	(940,031)
Accumulated other comprehensive loss	(89,835)	(61,596)

Total Shareholder’s Equity	538,842	660,792

	2,892,616	$2,715,982

Non-GAAP Financial Measures:

This press release includes non-GAAP financial measures, adjusted net earnings (loss), segment earnings before interest, taxes, depreciation, amortization and aircraft lease rent and associated costs (“segment EBITDAR (adjusted)”) referred to above as EBITDAR and earnings before interest, taxes, depreciation and amortization (“EBITDA”) that are not required by, or presented in accordance with U.S. generally accepted accounting principles (“GAAP”). These non-GAAP measures are not performance measures under GAAP and should not be considered as alternatives to net earnings (loss) or any other performance or liquidity measures derived in accordance with GAAP. In addition, these measures may not be comparable to similarly titled measures of other companies. CHC has provided a reconciliation of these non-GAAP measures to the most directly comparable GAAP measure below. CHC has chosen to include adjusted net earnings (loss) as we consider this to be a useful measure of our results before asset impairments, gain or loss on the disposal of assets and foreign exchange gains or losses. We have chosen to include segment EBITDAR (adjusted) as we consider this to be a significant indicator of our financial performance and use this measure to assist us in allocating available capital resources. We have also included EBITDA as this measure is useful to our debt holders as it is a proxy of Adjusted EBITDA, a non-GAAP measure. Adjusted EBITDA provides useful information to investors as it is a measure to calculate certain financial covenants related to our revolving credit facility and certain covenants in our note indentures and other financing instruments. CHC has provided a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measure below and has presented a detailed discussion of its reasons for including non-GAAP financial measures and the limitations associated with those measures as part of the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained in our Quarterly Reports on Form 10-Q and Annual Report on Form 10-K. CHC encourages investors to review the reconciliation and the non-GAAP discussion in conjunction with our presentation of these non-GAAP financial measures.

EBITDA - Non-GAAP Reconciliation

(Expressed in thousands of United States dollars)

	For the three months ended April 30,		For the year ended April 30,
	2013	2012	2013	2012
Helicopter Services	$125,548	$98,367	$469,651	$400,729
MRO	30,389	37,043	91,700	96,020
Corporate and Other	(17,692)	(21,582)	(73,802)	(69,065)
Eliminations	(1,115)	(2,603)	(2,887)	(7,106)

Consolidated EBITDAR	137,130	111,225	484,662	420,578
Less: aircraft lease and associated costs	(52,346)	(47,717)	(201,736)	(176,685)

Consolidated EBITDA	84,784	63,508	282,926	243,893
Depreciation	(47,280)	(32,076)	(131,926)	(112,967)
Restructuring costs	(2,359)	(6,899)	(10,976)	(22,511)
Asset impairments	(5,763)	(1,988)	(29,923)	(17,415)
Gain (loss) on disposal of assets	(6,464)	5,223	(15,483)	8,169

Operating income	22,918	27,768	94,618	99,169
Interest on long-term debt	(33,250)	(27,322)	(127,199)	(116,578)
Foreign exchange gain (loss)	(18,395)	9,593	(11,380)	1,795
Other financing charges	3,710	(1,045)	(18,755)	(15,062)

Earnings (loss) from continuing operations before tax	(25,017)	8,994	(62,716)	(30,676)
Income tax expense	(3,835)	(50,099)	(54,441)	(48,217)

Loss from continuing operations	(28,852)	(41,105)	(117,157)	(78,893)
Earnings (loss) from discontinued operations, net of tax	1	(6,579)	1,025	(16,107)

Net loss	($28,851)	($47,684)	($116,132)	($95,000)

Adjusted net earnings (loss) - Non-GAAP Reconciliation

(Expressed in thousands of United States dollars)

	For the three months ended April 30,		For the year ended
	2013	2012	2013	2012
Adjusted net earnings (loss)	$1,771	($60,512)	($59,346)	($87,549)
Asset impairments	(5,763)	(1,988)	(29,923)	(17,415)
Gain (loss) on disposal of assets	(6,464)	5,223	(15,483)	8,169
Foreign exchange gain (loss)	(18,395)	9,593	(11,380)	1,795

Net loss	($28,851)	($47,684)	($116,132)	($95,000)

Cautionary Note on Forward-Looking Statements:

This press release contains forward-looking statements and information within the meaning of certain securities laws, including the “safe harbor” provision of the United States Private Securities Litigation Reform Act of 1995 and any applicable Canadian securities legislation. All statements, other than statements of historical fact included in this press release, regarding our strategy, future operations, projections, conclusions, forecasts and other statements are “forward-looking statements”. While these forward-looking statements represent our best current judgment, the actual results could differ materially from the conclusions, forecasts or projections contained in the forward-looking information. Certain material factors or assumptions were applied in drawing a conclusion or making a forecast or projection in the forward-looking information contained herein. Such factors include, but are not limited to, the following: exchange rate fluctuations, trade credit risk, industry exposure, inflation, inability to enter into new contracts or the loss of existing contracts, inability to maintain government issued licenses, inability to obtain necessary aircraft or insurance, competition, political, economic and regulatory uncertainty, loss of key personnel, work stoppages due to labor disputes, accidents, mechanical failures, regulatory actions and future material acquisitions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual outcomes may vary materially from those indicated. The Company disclaims any intentions or obligations to update or revise any forward-looking information, whether as a result of new information, future events or otherwise. Please refer to our annual report on Form 10-K, our quarterly reports on Form 10-Q, and our other filings, in particular any discussion of risk factors or forward-looking statements, which are filed with the SEC and available free of charge at the SEC’s website (www.sec.gov), for a full discussion of the risks and other factors that may impact any estimates or forward-looking statements made herein.